                                          SERVICER'S CERTIFICATE
                                    AMERICAN HONDA FINANCE CORPORATION
                     MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                                        2/1/2005 through 2/28/2005

                                                                                                    page 1

I. ORIGINAL DEAL PARAMETER INPUTS

     (A) Total Portfolio Balance                                                         $1,352,890,312.71
     (B) Total Securities Balance                                                        $1,352,890,312.71
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                     $288,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                  21.29%
         (iii) Class A-1 Notes Rate                                                               2.68600%
         (iv)  Class A-1 Notes Accrual Basis                                                    Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                     $307,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                  22.69%
         (iii) Class A-2 Notes Rate                                                                 3.210%
         (iv)  Class A-2 Notes Accrual Basis                                                        30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                     $415,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                  30.68%
         (iii) Class A-3 Notes Rate                                                                 3.530%
         (iv)  Class A-3 Notes Accrual Basis                                                        30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                     $298,900,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                  22.09%
         (iii) Class A-4 Notes Rate                                                                 3.820%
         (iv)  Class A-4 Notes Accrual Basis                                                        30/360
     (G) Certificates
         (i)   Certificates Balance                                                         $43,990,312.71
         (ii)  Certificates Percentage (G(i)/B)                                                      3.25%
         (iii) Certificates Rate                                                                    3.820%
         (iv)  Certificates Accrual Basis                                                           30/360
     (H) Servicing Fee Rate                                                                          1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                         5.02%
         (ii)  Weighted Average Original Maturity (WAOM)                                             58.33 months
         (iii) Weighted Average Remaining Maturity (WAM)                                             52.67 months
         (iv)  Number of Receivables                                                                83,437
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                            0.50%
         (ii)  Reserve Account Initial Deposit                                               $6,764,451.56
         (iii) Specified Reserve Account Percentage                                                  0.75%
         (iv)  Specified Reserve Account Balance                                            $10,146,677.35

     (K) Yield Supplement Account Deposit                                                   $13,202,261.03

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                         $1,315,192,469.71
     (B) Total Securities Balance                                                        $1,315,192,469.71
     (C) Cumulative Note and Certificate Pool Factor                                             0.9721353
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                     $250,302,157.00
         (ii)  Class A-1 Notes Pool Factor                                                       0.8691047
         (iii) Class A-1 Notes Interest Carryover Shortfall                                          $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                         $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                     $307,000,000.00
         (ii)  Class A-2 Notes Pool Factor                                                       1.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                          $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                         $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                     $415,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                       1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                          $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                         $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                     $298,900,000.00
         (ii)  Class A-4 Notes Pool Factor                                                       1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                          $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                         $0.00
     (H) Certificates
         (i)   Certificates Balance                                                         $43,990,312.71
         (ii)  Certificates Pool Factor                                                          1.0000000
         (iii) Certificates Interest Carryover Shortfall                                       $154,039.41
         (iv)  Certificates Principal Carryover Shortfall                                            $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                               $0.00
     (J) End of Prior Month Account
         Balances
         (i)   Reserve Account                                                               $8,514,440.98
         (ii)  Yield Supplement Account                                                     $12,549,069.90
         (iii) Payahead Account                                                                      $0.00
         (iv)  Advances Outstanding                                                            $451,252.46

                                                                                                    page 2

     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                                5.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                51.54 months
         (iii) Number of Receivables                                                                                       82,642
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                            100.00%
         (ii)  Certificate Percentage                                                                                       0.00%

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                              $0.00
         (ii)  Prepayments in Full                                                                                          $0.00
         (iii) Prepayments in Full due to Repurchases                                                                       $0.00
     (B) Precomputed Contracts Collections                                                                                  $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                             $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                               $24,387,090.49
         (ii)  Prepayments in Full                                                                                 $11,349,700.72
         (iii) Repurchased Receivables Related to Principal                                                                 $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                          $5,647,508.76
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                           $0.00
         (ii)  Current Advance Amount                                                                                       $0.00
     (G) Interest Advance for simple Interest - Net                                                                   ($5,998.82)
     (H) Payahead Account
         (i)   Payments Applied                                                                                             $0.00
         (ii)  Additional Payaheads                                                                                         $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                                5.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                50.58 months
         (iii) Remaining Number of Receivables                                                                             81,839
     (J) Delinquent Receivables                                 # Units               Dollar Amount
                                                            ----------------- ---------------------------------------
         (i)   31-60 Days Delinquent                        1,059      1.29%    $16,434,222.92          1.28%
         (ii)  61-90 Days Delinquent                            2      0.00%        $23,235.72          0.00%
         (ii)  91 Days or More Delinquent                       0      0.00%             $0.00          0.00%
     (K) Vehicles Repossessed During Collection Period         13      0.02%       $202,145.58          0.02%
     (L) Total Repossessed Vehicles in Inventory               16      0.02%       $262,617.08          0.02%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                               $0.00
     (B) Reserve Account Investment Income                                                                             $13,390.27
     (C) Yield Supplement Account Investment Income                                                                    $24,186.63
     (D) Trust Fees Expense                                                                                                 $0.00
     (E) Aggregate Net Losses for Collection Period                                                                          0.00
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                             0.00
         (ii)  Liquidation Proceeds                                                                                          0.00
         (ii)  Recoveries from Prior Month Charge Offs                                                                       0.00
     (G) Days in Accrual Period                                                                                                27
     (H) Deal age                                                                                                               2

                                      MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                      $5,641,509.94

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                                $35,736,791.21
     (B) Liquidation Proceeds  (IV(F(i)))                                                                                    0.00
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                                0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                                 0.00
                                                                                                       --------------------------
     (E) Total Principal Collections (A+B+C+D)                                                                     $35,736,791.21

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                        $41,378,301.15

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                        $543,376.68

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                              $41,921,677.83

                                      MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                        $1,095,993.72
         (ii)  Servicing Fee Paid                                                                                    1,095,993.72
                                                                                                       --------------------------
         (iii) Servicing Fee Shortfall                                                                                      $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                     $13,390.27
     (C) Yield Supplement Account Investment Income  (IV(C))                                                           $24,186.63

                                                                                                     page 3

     (D) Trust Fees Expense (IV(D))                                                                    $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                    $504,233.70
             (b) Class A-1 Notes Interest Paid                                                    504,233.70
                                                                                  --------------------------
             (c) Class A-1 Notes Interest Shortfall                                                    $0.00
        (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                    $821,225.00
             (b) Class A-2 Notes Interest Paid                                                    821,225.00
                                                                                  --------------------------
             (c) Class A-2 Notes Interest Shortfall                                                    $0.00
        (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                  $1,220,791.67
             (b) Class A-3 Notes Interest Paid                                                  1,220,791.67
                                                                                  --------------------------
             (c) Class A-3 Notes Interest Shortfall                                                    $0.00
         (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                    $951,498.33
             (b) Class A-4 Notes Interest Paid                                                    951,498.33
                                                                                  --------------------------
             (c) Class A-4 Notes Interest Shortfall                                                    $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                       $3,497,748.70
             (b) Total Note Interest Paid                                                       3,497,748.70
                                                                                  --------------------------
             (c) Total Note Interest Shortfall                                                         $0.00
             (d) Reserve Account Withdrawal for Note Interest                                          $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))      $37,327,935.41
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                      $35,736,791.21
        (ii) Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                $35,736,791.21
             (b) Class A-1 Notes Principal Paid                                                35,736,791.21
             (c) Class A-1 Notes Principal Shortfall                                                   $0.00
             (d) Reserve Account Withdrawal                                                            $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                         $0.00
             (b) Class A-2 Notes Principal Paid                                                         0.00
             (c) Class A-2 Notes Principal Shortfall                                                   $0.00
             (d) Reserve Account Withdrawal                                                            $0.00
         (iv) Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                         $0.00
             (b) Class A-3 Notes Principal Paid                                                         0.00
                                                                                  --------------------------
             (c) Class A-3 Notes Principal Shortfall                                                   $0.00
             (d) Reserve Account Withdrawal                                                            $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                         $0.00
             (b) Class A-4 Notes Principal Paid                                                         0.00
                                                                                  --------------------------
             (c) Class A-4 Notes Principal Shortfall                                                   $0.00
             (d) Reserve Account Withdrawal                                                            $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                     35,736,791.21
             (b) Total Notes Principal Paid                                                    35,736,791.21
                                                                                  --------------------------
             (c) Total Notes Principal Shortfall                                                       $0.00
             (d) Reserve Account Withdrawal                                                            $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                         $1,591,144.20
     Amount deposited into reserve account                                                      1,591,144.20
     Excess Amount Released from Reserve Account                                                        0.00
                                                                                  --------------------------
     Excess funds available to Certificateholders                                                       0.00
                                                                                  --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)  Certificate Monthly Interest Due                                                   $140,526.19
         (ii) Certificate Interest Shortfall Beginning Balance                                   $154,039.41
                                                                                  --------------------------
         (iii) Total Certificate Interest Due                                                    $294,565.60
         (iv)  Certificate Interest Paid                                                                0.00
                                                                                  --------------------------
         (v) Certificate Interest Shortfall Ending Balance                                       $294,565.60
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                       $0.00
         (ii)  Certificate Principal Shortfall Beginning Balance                                       $0.00
                                                                                  --------------------------
         (iii) Total Certificate Principal Due                                                         $0.00
         (iv)  Certificate Principal Paid                                                               0.00
                                                                                  --------------------------
         (v) Certificate Principal Shortfall Ending Balance                                            $0.00
     (C) Release to Seller                                                                             $0.00

                                         DISTRIBUTIONS SUMMARY

     (A) Total Collections                                                                    $41,921,677.83
     (B) Service Fee                                                                           $1,095,993.72

                                                                                                      page 4

     (C) Trustee Fees                                                                                                           0.00
     (D) Class A1 Amount                                                                                              $36,241,024.91
     (E) Class A2 Amount                                                                                                 $821,225.00
     (F) Class A3 Amount                                                                                               $1,220,791.67
     (G) Class A4 Amount                                                                                                 $951,498.33
     (H) Amount Deposited into Reserve Account                                                                         $1,591,144.20
     (I) Certificateholders                                                                                                    $0.00
     (J) Release to seller                                                                                                     $0.00
     (K) Total amount distributed                                                                                     $41,921,677.83
     (L) Amount of Draw from Reserve Account                                                                                    0.00
     (M) Excess Amount Released from Reserve Account                                                                            0.00

                                  PORTFOLIO AND SECURITY SUMMARY

                                                                                 Beginning                            End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                     of Period                        of Period
                                                                              ---------------------          -----------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                       $1,271,202,157.00                 $1,235,465,365.79
         (ii)   Note Pool Factor                                                         0.9711988                         0.9438959
         (iii)  Class A-1 Notes Balance                                             250,302,157.00                    214,565,365.79
         (iv)   Class A-1 Notes Pool Factor                                              0.8691047                         0.7450186
         (v)    Class A-2 Notes Balance                                             307,000,000.00                    307,000,000.00
         (vi)   Class A-2 Notes Pool Factor                                              1.0000000                         1.0000000
         (vii)  Class A-3 Notes Balance                                             415,000,000.00                    415,000,000.00
         (viii) Class A-3 Notes Pool Factor                                              1.0000000                         1.0000000
         (ix)   Class A-4 Notes Balance                                             298,900,000.00                    298,900,000.00
         (x)    Class A-4 Notes Pool Factor                                              1.0000000                         1.0000000
         (xi)   Certificates Balance                                                 43,990,312.71                     43,990,312.71
         (xii)    Certificates Pool Factor                                               1.0000000                         1.0000000
         (xiii)   Total Principal Balance of Notes and Certificates               1,315,192,469.71                  1,279,455,678.50
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                                 5.01%                             5.01%
         (ii)  Weighted Average Remaining Maturity (WAM)                                     51.54 months               50.58 months
         (iii) Remaining Number of Receivables                                              82,642                            81,839
         (iv)  Portfolio Receivable Balance                                      $1,315,192,469.71                 $1,279,455,678.50
     (C) Outstanding Advance Amount                                                    $451,252.46                       $445,253.64
     (D) Outstanding Payahead Balance                                                        $0.00                             $0.00

                                       SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                             $8,514,440.98
     (B) Draws                                                                                                                  0.00
         (i)   Draw for Servicing Fee                                                                                           0.00
         (ii)  Draw for Interest                                                                                                0.00
         (iii) Draw for Realized Losses                                                                                         0.00
     (C) Excess Interest Deposited into the Reserve Account                                                             1,591,144.20
     (D) Reserve Account Balance Prior to Release                                                                      10,105,585.18
     (E) Reserve Account Required Amount                                                                               10,146,677.35
     (F) Final Reserve Account Required Amount                                                                         10,146,677.35
     (G) Excess Reserve Account Amount                                                                                          0.00
     (H) Release of Reserve Account Balance to Seller                                                                           0.00
     (I) Ending Reserve Account Balance                                                                                10,105,585.18

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                                    12,549,069.90
     (B) Investment Earnings                                                                                               24,186.63
     (C) Investment Earnings Withdraw                                                                                      24,186.63
     (D) Additional Yield Supplement Amounts                                                                                    0.00
     (E) Yield Supplement Deposit Amount                                                                                  543,376.68
     (F) Release of Yield Deposit Account Balance to Seller                                                                     0.00
                                                                                                          --------------------------
     (G) Ending Yield Supplement Account Balance                                                                       12,005,693.22

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i) Liquidation Proceeds                                                                                              $0.00
        (ii) Recoveries on Previously Liquidated Contracts                                                                      0.00
     (B) Aggregate Net Losses for Collection Period                                                                             0.00
     (C) Net Loss Rate for Collection Period (annualized)                                                                      0.00%
     (D) Cumulative Net Losses for all Periods                                                                                  0.00

     (E) Delinquent Receivables # Units Dollar Amount            # Units                     Dollar Amount
                                                          ---------------------    ---------------------------------
         (i)   30-59 Days Delinquent                       1,059      1.29%            $16,434,222.92    1.28%
         (ii)  60-89 Days Delinquent                           2      0.00%                $23,235.72    0.00%
         (ii)  90 Days or More Delinquent                      0      0.00%                     $0.00    0.00%

XVIII. REPOSSESSION ACTIVITY                                     # Units                     Dollar Amount
----------------------------                              --------------------     ---------------------------------
     (A) Vehicles Repossessed During Collection Period        13      0.02%               $202,145.58    0.02%

                                                                                                      page 5

     (B) Total Repossessed Vehicles in Inventory              16      0.02%               $262,617.08    0.02%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                        0.00%
         (ii)  Preceding Collection Period                                                               0.00%
         (iii) Current Collection Period                                                                 0.00%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                       0.00%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
         Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                        0.00%
         (ii)  Preceding Collection Period                                                               0.01%
         (iii) Current Collection Period                                                                 0.02%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                       0.01%

     (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

       /s/ John Weisckle
       -----------------------
       Mr. John Weisickle
       Vice President